UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2011

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 9, 2011, CenterPoint Energy, Inc. (the “Company”) and its wholly owned subsidiaries, CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) and CenterPoint Energy Resources Corp. (“CERC”), replaced their existing revolving credit facilities with three revolving credit facilities totaling $2.45 billion.
     CenterPoint Energy, Inc. Credit Facility. The Company replaced its existing $1.2 billion revolving credit facility with a new $1.2 billion five-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at the Company’s option, at a rate equal to either (i) the London Interbank Offered Rate (“LIBOR”) plus a specified margin (which is currently 175 basis points based on the Company’s current credit ratings) or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 75 basis points based on the Company’s current credit ratings). The facility contains certain covenants, including a covenant that requires the Company not to exceed a specified ratio of debt (excluding transition and system restoration bonds) to earnings before interest, taxes, depreciation and amortization. The credit facility provides a temporary increase of the permitted ratio under this covenant if CenterPoint Houston experiences damage from a natural disaster in its service territory and we certify to the administrative agent that the system restoration costs incurred by us and our subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which we intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date the Company delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation of such certification.
     CenterPoint Energy Houston Electric, LLC Credit Facility. CenterPoint Houston replaced its existing $289 million revolving credit facility with a new $300 million five-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at CenterPoint Houston’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 150 basis points based on CenterPoint Houston’s current credit ratings) or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 50 basis points based on CenterPoint Houston’s current credit ratings). The facility contains certain covenants, including a covenant that limits CenterPoint Houston’s debt (excluding transition and system restoration bonds) to 65% of its total capitalization.
     CenterPoint Energy Resources Corp. Credit Facility. CERC replaced its existing $915 million revolving credit facility with a new $950 million five-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at CERC’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 150 basis points based on CERC’s current credit ratings) or (ii) the Alternate Base Rate (as defined in the credit facility), plus a specified margin (which is currently 50 basis points based on CERC’s current credit ratings). The facility contains certain covenants, including a covenant that limits CERC’s debt for borrowed money to 65% of its total capitalization.
     General. Borrowings under each of the committed facilities are subject to customary terms and conditions. However, there is no requirement that the Company, CenterPoint Houston or CERC make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company, CenterPoint Houston and CERC consider customary. The facilities also provide for customary fees, including commitment fees, administrative agent fees, fees in respect of letters of credit and other fees. Under each credit facility, the applicable margins over LIBOR and the Alternate Base Rate and the commitment fee fluctuate based on the applicable borrower’s credit rating at the time of borrowing.

     The global coordinators for the three facilities are J.P. Morgan Securities LLC, RBS Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, who, together with Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, also served as joint lead arrangers and joint bookrunners for the facilities. JPMorgan Chase Bank, N.A. serves as the administrative agent for the Company’s and CenterPoint Houston’s facilities, and Citibank, N.A. serves as the administrative agent for CERC’s facility.
     The credit agreements described above are filed as Exhibits 4.1, 4.2 and 4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.
Item 9.01 Financial Statements and Exhibits.
     The exhibits listed below are filed herewith. The agreements included as exhibits are included only to provide information to investors regarding their terms. The agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matters.
(d)	Exhibits.

4.1	$1,200,000,000 Credit Agreement dated as of September 9, 2011 among CenterPoint Energy, Inc., as Borrower, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.2	$300,000,000 Credit Agreement dated as of September 9, 2011 among CenterPoint Energy Houston Electric, LLC, as Borrower, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.3	$950,000,000 Credit Agreement dated as of September 9, 2011 among CenterPoint Energy Resources Corp., as Borrower, Bank of America, N.A., JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, Barclays Bank PLC, Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, Citibank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: September 13, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: September 13, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: September 13, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

4.1	$1,200,000,000 Credit Agreement dated as of September 9, 2011 among CenterPoint Energy, Inc., as Borrower, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.2	$300,000,000 Credit Agreement dated as of September 9, 2011 among CenterPoint Energy Houston Electric, LLC, as Borrower, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.

4.3	$950,000,000 Credit Agreement dated as of September 9, 2011 among CenterPoint Energy Resources Corp., as Borrower, Bank of America, N.A., JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc, as Co-Syndication Agents, Barclays Bank PLC, Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, Citibank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., Barclays Capital, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and the banks named therein.